SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported):  July 15, 1997







                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)



          Florida                     333-15411             59-3239115
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


              400 East South Street, Suite 500                 32801
                       Orlando, Florida                       (Zip Code)
           (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Status of the Offering

              On February 6, 1997, the Company commenced an offering (the "Offering") of up to 27,500,000 shares of common stock (the "Shares"). As of August 21, 1997, the Company had received subscription proceeds of $105,315,594 (10,531,559 Shares) including $643,293 (64,329 Shares) issued pursuant to the Reinvestment Plan, from 4,927 stockholders in connection with the Offering. The proceeds of the Offering will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

              Acquisition of Properties

              Between July 3, 1997 and August 21, 1997, the Company acquired 25 Properties, including 24 Properties consisting of land and building and one Property consisting of building only. These Properties are six Arby's Properties (one in each of Lexington, Greensboro, Greenville, Jonesville, Kernersville, and Kinston, North Carolina), two Boston Market Properties (one in each of Newport News, Virginia, and Edgewater, Colorado), six IHOP Properties (one in each of Houston, Lake Jackson and Victoria, Texas, and Stockbridge, Georgia, Elk Grove, California, and Loveland, Colorado), two Jack in the Box Properties (one in each of Woodland and West Sacramento, California), five Tumbleweed Southwest Mesquite Grill & Bar Properties (one in each of Lawrence, Kansas, Cookeville, Hendersonville, Nashville, and Murfreesboro, Tennessee), two Golden Corral Properties (one in each of Duncan, Oklahoma, and Fort Walton Beach, Florida), one Ruby Tuesday's Property (in London, Kentucky) and one Shoney's Property (in Las Vegas, Nevada).

       In connection with the purchase of the six Arby's Properties, the two Boston Market Properties, the six IHOP Properties, the two Jack in the Box Properties, the two Golden Corral Properties, the Ruby Tuesday's Property, the Shoney's Property and four of the Tumbleweed Southwest Mesquite Grill & Bar Properties in Lawrence, Kansas, Cookeville, Nashville, and Murfreesboro, Tennessee, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed or renovated, the Company has entered into development and indemnification and put agreements with the lessees.

       The purchase price for the Shoney's Property in Las Vegas, Nevada, includes a development fee of $73,191 to an affiliate of the advisor for services provided in connection with the development of the Property. The Company considers development fees, to the extent that they are paid to affiliates, to be acquisition fees. Such development fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

       In connection with the Tumbleweed Southwest Mesquite Grill & Bar Property in Hendersonville, Tennessee, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In connection with the purchase of this Property, which is to be renovated, the Company has entered into development and indemnification and put agreements with the lessee. In connection with this acquisition, the Company has also entered into a tri-party agreement with the lessee and the owner of the land. The tri-party agreement provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease.

              The following table sets forth the location of the 25 Properties, including 24 Properties consisting of land and building and one Property consisting of building only, acquired by the Company from July 3, 1997 through August 21, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                    From July 3, 1997 through August 21, 1997

                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------


ARBY'S (5)                        $742,536     07/15/97  07/2017; two    $74,254;           for each lease    during the
(the "Lexington Property")                               five-year       increases by       year, (i) 4% of   seventh and
Existing restaurant                                      renewal         4.14% after the    annual gross      tenth lease
                                                         options         third lease        sales minus       years only
The Lexington Property is                                                year and after     (ii) the
located on the east side of                                              every three        minimum annual
Cotton Grove Road, north of                                              years              rent for such
Interstate 85, in Lexington,                                             thereafter         lease year
Davidson County, North                                                   during the
Carolina, in an area of mixed                                            lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Lexington
Property include a Burger
King, a Taco Bell, and a
Cracker Barrel.

BOSTON MARKET (6)                 $1,011,492   07/16/97  07/2012;        $104,993;          for each lease    at any time
(the "Newport News Property")                            five five-      increases by       year after the    after the
Existing restaurant                                      year renewal    10% after the      fifth lease       fifth lease
                                                         options         fifth lease        year, (i) 4% of   year
The Newport News Property is                                             year and after     annual gross
located on the southwest                                                 every five         sales minus
corner of the intersection of                                            years              (ii) the
Warwick Boulevard and Prince                                             thereafter         minimum annual
Drew Road, in Newport News,                                              during the         rent for such
Virginia, in an area of mixed                                            lease term         lease year
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity, to the Newport News
Property include a Pizza Hut,
a McDonald's, a Hardee's, and
a local restaurant.

                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

IHOP (7)                          $1,424,283   07/16/97  07/2017;        $144,209;          for each lease    during the
(the "Houston Property")                                 three five-     increases by       year, (i) 4% of   eleventh
Existing restaurant                                      year renewal    10% after the      annual gross      lease year
                                                         options         fifth lease        sales minus       and at the
The Houston Property is                                                  year and after     (ii) the          end of  the
located at the southwest                                                 every five         minimum annual    initial
quadrant of the intersection                                             years              rent for such     lease term
of FM 1960 and U.S. Highway                                              thereafter         lease year
290, in Houston, Harris                                                  during the
County, Texas, in an area of                                             lease term
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Houston
Property include a Kettle's, a
Pizza Inn, a Denny's, a
McDonald's, and a Burger King.

IHOP (7)                          $1,397,047   07/16/97  07/2017;        $141,451;          for each lease    during the
(the "Stockbridge Property")                             three five-     increases by       year, (i) 4% of   eleventh
Existing restaurant                                      year renewal    10% after the      annual gross      lease year
                                                         options         fifth lease        sales minus       and at the
The Stockbridge Property is                                              year and after     (ii) the          end of the
located on the north side of                                             every five         minimum annual    initial
Stockbridge Road, west of                                                years              rent for such     lease term
Interstate 675, in                                                       thereafter         lease year
Stockbridge, Clayton County,                                             during the
Georgia, in an area of mixed                                             lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Stockbridge
Property include a Chick-Fil-
A, an Applebee's, a
McDonald's, a Wendy's, a Long
John Silver's, and several
local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

JACK IN THE BOX  (8)              $963,592     07/16/97  07/2015;        $98,768 (7);       for each lease    at any time
(the "Woodland Property")         (3) (9)                four five-      increases by 8%    year, (i) 5% of   after the
Restaurant to be constructed                             year renewal    after the fifth    annual gross      seventh
                                                         options         lease year and     sales minus       lease year
The Woodland Property is                                                 after every        (ii) the
located on the southeast                                                 five years         minimum annual
corner of East Main Street and                                           thereafter         rent for such
County Road 102, in Woodland,                                            during the         lease year (10)
Yolo County, California, in an                                           lease term
area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Woodland Property include a
Wendy's, a Taco Bell, a Burger
King, a Denny's, a McDonald's,
and a local restaurant.

JACK IN THE BOX  (8)             $1,073,031    07/21/97  07/2015;        $109,986 (7);      for each lease    at any time
(the "West Sacramento             (3) (9)                four five-      increases by 8%    year, (i) 5% of   after the
Property")                                               year renewal    after the fifth    annual gross      seventh
Restaurant to be constructed                             options         lease year and     sales minus       lease year
                                                                         after every        (ii) the
The West Sacramento Property                                             five years         minimum annual
is located on the southeast                                              thereafter         rent for such
corner of Sheperd Court and                                              during the         lease year (10)
Stillwater Road, in West                                                 lease term
Sacramento, Yolo County,
California, in an area of
mixed retail, commercial, and
residential development.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

TUMBLEWEED SOUTHWEST MESQUITE     $1,471,963   08/01/97  07/2017; two    $161,916 (10);     for each lease    at any time
  GRILL & BAR (11)                (3) (12)               five-year       increases by       year, (i) 5% of   after the
(the "Cookeville Property")                              renewal         10% after the      annual gross      seventh
Restaurant to be renovated                               options         fifth lease        sales minus       lease year
                                                                         year and after     (ii) the
The Cookeville Property is                                               every five         minimum annual
located on the                                                           years              rent for such
northeast corner of the                                                  thereafter         lease year
intersection of South                                                    during the
Jefferson Avenue and Neal                                                lease term
Lane, in Cookeville, Putnam
County, Tennessee, in an area
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Cookeville
Property include a Pizza Hut,
an Arby's, a Wendy's, a
Captain D's, a Shoney's, a
Burger King, a McDonald's, a
Long John Silver's, a
Ponderosa Steak House, a
Cracker Barrel, a Taco Bell, a
Schlotzsky's, a Subway
Sandwich Shop, a Quincy's, a
Ryan's Family Steak House, and
a local restaurant.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------


TUMBLEWEED SOUTHWEST MESQUITE     $747,664     08/01/97  07/2017; two    $100,935 (10);     for each lease    at any time
  GRILL & BAR (11) (13)           (3) (12)               five-year       increases by       year, (i) 5% of   after the
(the "Hendersonville                                     renewal         10% after the      annual gross      seventh
Property")                                               options         fifth lease        sales minus       lease year
Restaurant to be renovated                                               year and after     (ii) the
                                                                         every five         minimum annual
The Hendersonville Property is                                           years              rent for such
located on the northeast                                                 thereafter         lease year
quadrant of the intersection                                             during the
of East Main Street and                                                  lease term
Cherokee Road North, in
Hendersonville, Sumner County,
Tennessee, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the
Hendersonville Property
include a Boston Market, a
Wendy's, a Subway Sandwich
Shop, a Shoney's, an
Applebee's, a Pizza Hut, a
Burger King, and a local
restaurant.

TUMBLEWEED SOUTHWEST MESQUITE     $1,448,598   08/01/97  07/2017; two    $159,346 (10);     for each lease    at any time
  GRILL & BAR (11)                (3) (12)               five-year       increases by       year, (i) 5% of   after the
(the "Lawrence  Property")                               renewal         10% after the      annual gross      seventh
Restaurant to be renovated                               options         fifth lease        sales minus       lease year
                                                                         year and after     (ii) the
The Lawrence Property is                                                 every five         minimum annual
located on the                                                           years              rent for such
east side of Iowa Street                                                 thereafter         lease year
between West 24th Street and                                             during the
West 25th Street, in Lawrence,                                           lease term
Douglas County, Kansas, in an
area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Lawrence Property include an
Applebee's, a Chili's, and
several local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------
TUMBLEWEED SOUTHWEST MESQUITE     $1,308,411   08/01/97   07/2017; two   $143,925 (10);     for each lease    at any time
  GRILL & BAR (11)                (3) (12)                five-year      increases by       year, (i) 5% of   after the
(the "Nashville Property")                                renewal        10% after the      annual gross      seventh
Restaurant to be renovated                                options        fifth lease        sales minus       lease year
                                                                         year and after     (ii) the
The Nashville Property is                                                every five         minimum annual
located on the west side of                                              years              rent for such
Nolensville Road, in                                                     thereafter         lease year
Nashville, Davidson County,                                              during the
Tennessee, in an area of mixed                                           lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Nashville
Property include a McDonald's,
a Papa John's Pizza, a Pizza
Hut, and several local
restaurants.

ARBY'S (5)                        $727,273     08/04/97  08/2017; two    $72,727;           for each lease    at any time
(the "Greensboro Property")                              five-year       increases by       year, (i) 4% of   after the
Existing restaurant                                      renewal         4.14% after the    annual gross      seventh
                                                         options         third lease        sales minus       lease year
The Greensboro Property is                                               year and after     (ii) the
located on the northeast                                                 every three        minimum annual
corner of the intersection of                                            years              rent for such
South Regional Boulevard and                                             thereafter         lease year
Boeing Drive, in Greensboro,                                             during the
Guilford County, North                                                   lease term
Carolina, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Greensboro
Property include a Wendy's, a
Hardee's, a McDonald's, a
Shoney's, a Subway Sandwich
Shop, and a local restaurant.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

ARBY'S (5)                        $727,273     08/04/97  08/2017; two    $72,727;           for each lease    at any time
(the "Greenville Property")                              five-year       increases by       year, (i) 4% of   after the
Existing restaurant                                      renewal         4.14% after the    annual gross      seventh
                                                         options         third lease        sales minus       lease year
The Greenville Property is                                               year and after     (ii) the
located on the north side of                                             every three        minimum annual
Greenville Boulevard, south of                                           years              rent for such
the Wal-Mart Super Center, in                                            thereafter         lease year
Greenville, Pitt County, North                                           during the
Carolina, in an area of mixed                                            lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Greenville
Property include a Perkins, a
McDonald's, an Applebee's, and
a Boston Market.

ARBY'S (5)                        $727,273     08/04/97  08/2017; two    $72,727;           for each lease    at any time
(the "Jonesville Property")                              five-year       increases by       year, (i) 4% of   after the
Existing restaurant                                      renewal         4.14% after the    annual gross      seventh
                                                         options         third lease        sales minus       lease year
The Jonesville Property is                                               year and after     (ii) the
located on the south side of                                             every three        minimum annual
State Highway 67, east of                                                years              rent for such
Interstate 77, in Jonesville,                                            thereafter         lease year
Yadkin County, North Carolina,                                           during the
in an area of mixed retail,                                              lease term
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Jonesville Property include a
Cracker Barrel, a McDonald's,
a Wendy's, a Shoney's, and
several local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

ARBY'S (5)                        $650,000     08/04/97  08/2017; two    $65,000;           for each lease    at any time
(the "Kernersville Property")                            five-year       increases by       year, (i) 4% of   after the
Existing restaurant                                      renewal         4.14% after the    annual gross      seventh
                                                         options         third lease        sales minus       lease year
The Kernersville Property is                                             year and after     (ii) the
located on the south side of                                             every three        minimum annual
South Main Street, west of                                               years              rent for such
Interstate 40, in                                                        thereafter         lease year
Kernersville, Forsyth County,                                            during the
North Carolina, in an area of                                            lease term
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Kernersville
Property include a Taco Bell,
and several local restaurants.

ARBY'S (5)                        $713,636     08/04/97  08/2017; two    $71,364;           for each lease    at any time
(the "Kinston Property")                                 five-year       increases by       year, (i) 4% of   after the
Existing restaurant                                      renewal         4.14% after the    annual gross      seventh
                                                         options         third lease        sales minus       lease year
The Kinston Property is                                                  year and after     (ii) the
located on the north side of                                             every three        minimum annual
West New Bern Road, west of US                                           years              rent for such
Highway 258, in Kinston,                                                 thereafter         lease year
Lenoir County, North Carolina,                                           during the
in an area of mixed retail,                                              lease term
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Kinston Property include a
Subway Sandwich Shop, a
Hardee's, a Golden Corral, and
several local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------

TUMBLEWEED SOUTHWEST MESQUITE     $1,425,234   08/05/97  08/2017; two    $156,776 (10);     for each lease    at any time
  GRILL & BAR (11)                (3) (12)               five-year       increases by       year, (i) 5% of   after the
(the "Murfreesboro Property")                            renewal         10% after the      annual gross      seventh
Restaurant to be renovated                               options         fifth lease        sales minus       lease year
                                                                         year and after     (ii) the
The Murfreesboro Property is                                             every five         minimum annual
located on the southeast                                                 years              rent for such
corner of the intersection of                                            thereafter         lease year
Northwest Broad Street and                                               during the
South Front Street, in                                                   lease term
Murfreesboro, Rutherford
County, Tennessee, in an area
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Murfreesboro
Property include a Shoney's, a
Captain D's, a Burger King, a
KFC, a McDonald's, a Subway
Sandwich Shop, and a local
restaurant.

BOSTON MARKET (6)                 $904,691     08/19/97  08/2012;        $93,907;           for each lease    at any time
(the "Edgewater Property")                               five five-      increases by       year after the    after the
Existing restaurant                                      year renewal    10% after the      fifth lease       fifth lease
                                                         options         fifth lease        year,  (i) 4%     year
The Edgewater Property is                                                year and after     of annual gross
located within the Market                                                every five         sales minus
Place Shopping Center on the                                             years              (ii) the
west side of Sheridan                                                    thereafter         minimum annual
Boulevard, in Edgewater,                                                 during the         rent for such
Jefferson County, Colorado, in                                           lease term         lease year
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Edgewater Property include a
Taco Bell, a Fazoli's, an A&W,
a McDonald's, and several
local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------
GOLDEN CORRAL (14)                $168,813     08/19/97  08/2012;        10.75% of Total    for each lease    during the
(the "Duncan Property")           (excluding             four five-      Cost (4)           year, 5% of the   first
Restaurant to be constructed      development            year renewal                       amount by which   through
                                  costs) (3)             options                            annual gross      seventh
The Duncan Property is located    (3)                                                       sales exceed      lease years
on the west side of U.S.                                                                    $1,956,403 (10)   and the
Highway 81, south of State                                                                                    tenth
Road 7, in Duncan, Stephens                                                                                   through
County, Oklahoma, in an area                                                                                  fifteenth
of mixed retail, commercial,                                                                                  lease years
and residential development.                                                                                  only
Other fast-food and family-
style restaurants located in
proximity to the Duncan
Property include a McDonald's,
an Arby's, a Pizza Hut, and
several local restaurants.

GOLDEN CORRAL (14)                $570,497     08/19/97  08/2012;        10.75% of Total    for each lease    during the
(the "Fort Walton Beach           (excluding             four five-      Cost (4)           year, 5% of the   first
Property")                        closing                year renewal                       amount by which   through
Restaurant to be constructed      and                    options                            annual gross      seventh
                                  development                                               sales exceed      lease years
The Fort Walton Beach Property    costs) (3)                                                $2,764,503 (10)   and the
is located on the southeast                                                                                   tenth
corner of Mary Esther                                                                                         through
Boulevard south of Beal                                                                                       fifteenth
Parkway, in Fort Walton Beach,                                                                                lease years
Okaloosa  County, Florida, in                                                                                 only
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Fort Walton Beach Property
include an Applebee's, a
Burger King, a Chili's, a
Blimpie's, a Fazoli's, a
Krystal Burger, a McDonald's,
a Hardee's, a Wendy's, and a
Sonic Drive-in.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------
RUBY TUESDAY'S                    $1,123,720   08/19/97  08/2017; two    $123,609 (9);      for each lease    at any time
(the "London Property")           (3) (9)                five-year       increases by       year, (i) 6% of   after the
Restaurant to be renovated                               renewal         10% after the      annual gross      seventh
                                                         options         fifth lease        sales minus       lease year
The London Property is located                                           year and after     (ii) the
on the east side of Interstate                                           every five         minimum annual
75, on the south side of                                                 years              rent for such
Highway 192 and Park South                                               thereafter         lease year
Road, in London, Laurel                                                  during the
County, Kentucky, in an area                                             lease term
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the London
Property include an Arby's, a
Hardee's, a Fazoli's, a
Frisch's Big Boy, a Krystal
Burger, a Burger King, a
Ponderosa Steak House, a Taco
Bell, a Captain D's, and
several local restaurants.

IHOP (7)                          $1,540,356   08/20/97  08/2017;        $155,961;          for each lease    during the
(the "Elk Grove Property")        (excluding             three five-     increases by       year,  (i) 4%     eleventh
Existing restaurant               closing                year renewal    10% after the      of annual gross   lease year
                                  costs)                 options         fifth lease        sales minus       and at the
The Elk Grove Property is                                                year and after     (ii) the          end of the
located on the south side of                                             every five         minimum annual    initial
East Stockton Boulevard, just                                            years              rent for such     lease term
north of Bond Boulevard and                                              thereafter         lease year
east of Route 99, in Elk                                                 during the
Grove, Sacramento County,                                                lease term
California, in an area of
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Elk Grove
Property include a Taco Bell,
an Applebee's, a McDonald's,
and several local restaurants.


                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------
IHOP (7)                          $1,196,060   08/20/97  08/2017;        $121,101;          for each lease    during the
(the "Lake Jackson Property")     (excluding             three  five-    increases by       year, (i) 4% of   eleventh
Existing restaurant               closing                year renewal    10% after the      annual gross      lease year
                                  costs)                 options         fifth lease        sales minus       and at the
The Lake Jackson Property is                                             year and after     (ii) the          end of the
located on the west side of                                              every five         minimum annual    initial
State Highway 332, in Lake                                               years              rent for such     lease term
Jackson, Brazoria County,                                                thereafter         lease year
Texas, in an area of mixed                                               during the
retail, commercial, and                                                  lease term
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Lake Jackson
Property include a Boston
Market, a Ryan's Family Steak
House, a Pizza Hut, a Burger
King, a Red Lobster, a
Whataburger, a McDonald's, a
Taco Bell, a Chick-Fil-A, and
several local restaurants.

IHOP (7)                          $1,376,767    08/20/97   08/2017;      $139,398;          for each lease    during the
(the "Loveland Property")         (excluding               three five-   increases by       year,  (i) 4%     eleventh
Existing restaurant               closing                  year renewal  10% after the      of annual gross   lease year
                                  costs)                   options       fifth lease        sales minus       and at the
The Loveland Property is                                                 year and after     (ii) the          end of the
located on the south side of                                             every five         minimum annual    initial
Stone Creek Circle, with                                                 years              rent for such     lease term
visibility from Highway 34 and                                           thereafter         lease year
Interstate 25, in Loveland,                                              during the
Larimer County, Colorado, in                                             lease term
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Loveland Property include a
Lonestar Steak House.



                                                        Lease Expira-
                                                          tion and
Property Location and             Purchase      Date     Renewal         Minimum                               Option
---------------------            -----------   --------- ----------     ---------------    ---------------    -----------
Competition                       Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent    To Purchase
IHOP (7)                          $1,073,262   08/20/97  08/2017;        $108,668;          for each lease    during the
(the "Victoria Property")         (excluding             three  five-    increases by       year, (i) 4% of   eleventh
Existing restaurant               closing                year renewal    10% after the      annual gross      lease year
                                  costs)                 options         fifth lease        sales minus       and at the
The Victoria Property is                                                 year and after     (ii) the          end of the
located on the north side of                                             every five         minimum annual    initial
Lentz Parkway west of U.S.                                               years              rent for such     lease term
Highway 77, in Victoria,                                                 thereafter         lease year
Victoria County, Texas, in an                                            during the
area of mixed retail,                                                    lease term
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Victoria Property include a
Denny's, a Red Lobster, a Taco
Bell, a McDonald's, a Ryan's
Family Steak House, a Sonic
Drive-in, and several local
restaurants.

SHONEY'S                          $799,047     08/20/97  08/2017; two    11% of Total       for each lease    at any time
(the "Las Vegas Property")        (excluding             five-year       Cost (4);          year,  (i) 6%     after the
Restaurant to be constructed      development            renewal         increases by       of annual gross   seventh
                                  costs)(3)              options         10% after the      sales minus       lease year
The Las Vegas Property is                                                fifth lease        (ii) the
located on the west side of                                              year and after     minimum annual
Rock Springs Drive, north of                                             every five         rent for such
Lake Mead Drive, in Las Vegas,                                           years              lease year
Clark County, Nevada, in an                                              thereafter
area of mixed retail,                                                    during the
commercial, and residential                                              lease term
development.  Other fast-food
and family-style restaurants
located in proximity to the
Las Vegas Property include a
Boston Market, a Wendy's, an
Arby's, a Chili's, a Macaroni
Grill, a Tony Roma's, a
McDonald's, and an In and Out
Burgers.

                                    - 15 -

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

         Property                                     Federal Tax Basis
         --------                                     -----------------
         Lexington Property                            $  462,000
         Newport News Property                            584,000
         Houston Property                                 888,000
         Stockbridge Property                             705,000
         Woodland Property                                661,000
         West Sacramento Property                         612,000
         Cookeville Property                            1,026,000
         Hendersonville Property                          779,000
         Lawrence Property                              1,019,000
         Nashville Property                               946,000
         Greensboro Property                              403,000
         Greenville Property                              488,000
         Jonesville Property                              538,000
         Kernersville Property                            411,000
         Kinston Property                                 483,000
         Murfreesboro Property                            973,000
         Edgewater Property                               625,000
         Duncan Property                                  931,000
         Fort Walton Beach Property                       983,000
         London Property                                  828,000
         Elk Grove Property                             1,036,000
         Lake Jackson Property                            799,000
         Loveland Property                                960,000
         Victoria Property                                810,000
         Las Vegas Property                               939,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Duncan and Fort Walton Beach Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. For the Las Vegas Property minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Duncan and Fort Walton Beach Properties, as described above, interim rent equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the

         Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Las Vegas Property, as described above, the tenant shall pay monthly "interim rent" equal to 11 percent per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed or renovated, provides that construction or renovation must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land, development costs, and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:


         Property                              Estimated Maximum Cost                  Estimated Final Completion Date
         --------                              ----------------------                  -------------------------------
         Woodland Property                          $  963,592                             January 12, 1998
         West Sacramento Property                    1,073,031                             January 17, 1998
         Cookeville Property                         1,471,963                             July 31, 1998
         Hendersonville Property                       747,664                             July 31, 1998
         Lawrence Property                           1,448,598                             July 31, 1998
         Nashville Property                          1,308,411                             July 31, 1998
         Murfreesboro Property                       1,425,234                             August 4, 1998
         Duncan Property                             1,158,457                             February 15, 1998
         Fort Walton Beach Property                  1,609,490                             February 15, 1998
         London Property                             1,123,720                             November 17, 1997
         Las Vegas Property                          1,577,243                             February 16, 1998

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) The lessee of the Lexington, Greensboro, Greenville, Jonesville, Kernersville and Kinston Properties is the same unaffiliated lessee.

(6) The lessee of the Newport News and Edgewater Properties is the same unaffiliated lessee.

(7) The lessee of the Houston, Stockbridge, Elk Grove, Lake Jackson, Loveland and Victoria Properties is the same unaffiliated lessee.

(8) The lessee of the Woodland and West Sacramento Properties is the same unaffiliated lessee.

(9) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(10) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(11) The lessee of the Cookeville, Hendersonville, Lawrence, Nashville and Murfreesboro Properties is the same unaffiliated lessee.

(12) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change. In accordance with the lease agreement, these Properties are being converted from Barb Wires Steakhouse & Saloon restaurants to Tumbleweed Southwest Mesquite Grill & Bar restaurants. Renovation of the Properties is expected to be completed within 365 days of the effective date of the lease. The Properties are expected to remain operational during renovations.

(13) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a tri-party agreement with the lessee and the landlord of the land in order to provide the Company with certain rights with respect to the land on which the building is located.

(14) The lessee of the Duncan and Fort Walton Beach Properties is the same unaffiliated lessee.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                       CNL AMERICAN PROPERTIES FUND, INC.
                     PROPERTIES ACQUIRED FROM JULY 3, 1997
                            THROUGH AUGUST 21, 1997
                       For a 12-Month Period (Unaudited)


                 The following schedule presents unaudited estimated taxable operating results of each Property acquired by the Company from July 3, 1997 through August 21, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

                 These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.



                                      Arby's               Boston Market                IHOP                    IHOP
                                 Lexington, NC (6)      Newport News, VA (7)       Houston, TX (8)        Stockbridge, GA (8)
                                 -----------------     ---------------------       ---------------        -------------------
Estimated Taxable Operating
  Results

Base Rent (1)                         $74,254                 $104,993                $144,209               $141,451

Asset Management Fees (2)              (4,449)                  (6,013)                 (8,519)                (8,356)

General and Administrative
  Expenses (3)                         (4,604)                  (6,510)                 (8,941)                (8,770)
                                      --------                 --------                --------               --------

Estimated Cash Available from
  Operations                           65,201                   92,470                 126,749                124,325

Depreciation and Amortization
  Expense (4)                         (11,835)                 (14,977)                (22,764)               (18,066)
                                      --------                 --------                --------               --------

Estimated Taxable Operating
  Results                            $ 53,366                 $ 77,493                $103,985               $106,259
                                     ========                 ========                ========               ========





                                 See Footnotes



                                                                                   Tumbleweed Southwest     Tumbleweed Southwest
                                   Jack in the Box        Jack in the Box          Mesquite Grill & Bar     Mesquite Grill & Bar
                                   Woodland, CA (9)    West Sacramento, CA (9)     Cookeville, TN (10)     Hendersonville, TN(10)
                                  -----------------    -----------------------     --------------------    ----------------------
Estimated Taxable Operating
  Results

Base Rent (1)                            (5)                     (5)                       (5)                     (5)

Asset Management Fees (2)                (5)                     (5)                       (5)                     (5)

General and Administrative
  Expenses (3)                           (5)                     (5)                       (5)                     (5)

Estimated Cash Available from
  Operations                             (5)                     (5)                       (5)                     (5)

Depreciation and Amortization
  Expense (4)                            (5)                     (5)                       (5)                     (5)

Estimated Taxable Operating
  Results                                (5)                     (5)                       (5)                     (5)






                                 See Footnotes



                                  Tumbleweed Southwest      Tumbleweed Southwest
                                  Mesquite Grill & Bar      Mesquite Grill & Bar            Arby's                    Arby's
                                    Lawrence, KS (10)         Nashville, TN (10)       Greensboro, NC(6)        Greenville, NC(6)
                                  --------------------      --------------------       -----------------        -----------------
Estimated Taxable Operating
  Results

Base Rent (1)                               (5)                      (5)                  $72,727                     $72,727

Asset Management Fees (2)                   (5)                      (5)                   (4,358)                     (4,358)

General and Administrative
  Expenses (3)                              (5)                      (5)                   (4,509)                     (4,509)
                                                                                          -------                     -------

Estimated Cash Available from
  Operations                                (5)                      (5)                   63,860                      63,860

Depreciation and Amortization
  Expense (4)                               (5)                      (5)                  (10,335)                    (12,519)
                                                                                          -------                     -------

Estimated Taxable Operating
  Results                                   (5)                      (5)                  $53,525                     $51,341
                                                                                          =======                     =======





                                 See Footnotes


                                                                                                           Tumbleweed Southwest
                                       Arby's                   Arby's                  Arby's             Mesquite Grill & Bar
                                 Jonesville, NC (6)       Kernersville, NC(6)       Kinston, NC (6)       Murfreesboro, TN (10)
                                 ------------------       -------------------       ---------------       ---------------------
Estimated Taxable Operating
  Results

Base Rent (1)                         $72,727                  $65,000                 $71,364                    (5)

Asset Management Fees (2)             (4,358)                  (3,894)                  (4,276)                   (5)

General and Administrative
  Expenses (3)                        (4,509)                  (4,030)                  (4,425)                   (5)
                                     -------                  -------                  -------

Estimated Cash Available from
  Operations                          63,860                   57,076                   62,663                    (5)

Depreciation and Amortization
  Expense (4)                        (13,786)                 (10,550)                 (12,393)                   (5)
                                     -------                  -------                  -------

Estimated Taxable Operating
  Results                            $50,074                  $46,526                  $50,270                    (5)
                                     =======                  =======                  =======







                                 See Footnotes




                                      Boston Market         Golden Corral              Golden Corral            Ruby Tuesday's
                                    Edgewater, CO (7)      Duncan, OK (11)       Fort Walton Beach, FL (11)       London, KY
                                    -----------------      ---------------       --------------------------      ------------
Estimated Taxable Operating
  Results

Base Rent (1)                          $93,907                  (5)                       (5)                         (5)

Asset Management Fees (2)               (5,377)                 (5)                       (5)                         (5)

General and Administrative
  Expenses (3)                          (5,822)                 (5)                       (5)                         (5)
                                       -------

Estimated Cash Available from
  Operations                            82,708                  (5)                       (5)                         (5)

Depreciation and Amortization
Expense (4)                            (16,024)                 (5)                       (5)                         (5)
                                       -------

Estimated Taxable Operating
  Results                              $66,684                  (5)                       (5)                         (5)
                                       =======




                                 See Footnotes




                                          IHOP                    IHOP                     IHOP                      IHOP
                                   Elk Grove, CA (8)     Lake Jackson, TX (8)        Loveland, CO (8)           Victoria, TX (8)
                                   -----------------     --------------------        ----------------           ----------------
Estimated Taxable Operating
  Results

Base Rent (1)                        $155,961                $121,101                     $139,398                  $108,668

Asset Management Fees (2)              (9,215)                 (7,155)                      (8,236)                   (6,420)

General and Administrative
  Expenses (3)                         (9,670)                 (7,508)                      (8,643)                   (6,737)
                                      -------                 -------                      -------                    -------

Estimated Cash Available from
  Operations                          137,076                 106,438                      122,519                    95,511

Depreciation and Amortization
  Expense (4)                         (26,552)                (20,476)                     (24,613)                  (20,763)
                                       -------                -------                      -------                   -------

Estimated Taxable Operating
  Results                            $110,524                 $85,962                      $97,906                   $74,748
                                     ========                 =======                      =======                   =======






                                 See Footnotes

                                         Shoney's
                                      Las Vegas, NV                Total
                                     -------------                ------
Estimated Taxable Operating
  Results

Base Rent (1)                              (5)                   $1,438,487

Asset Management Fees (2)                  (5)                      (84,984)

General and Administrative
  Expenses (3)                             (5)                      (89,187)
                                                                  ---------

Estimated Cash Available from
  Operations                               (5)                    1,264,316

Depreciation and Amortization
  Expense (4)                              (5)                     (235,653)
                                                                  ---------

Estimated Taxable Operating
  Results                                  (5)                   $1,028,663
                                                                 ==========




FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The Property is under construction or renovation for the period presented. The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below:

         Property                               Estimated Final Completion Date
         --------                              --------------------------------
         Woodland Property                      January 12, 1998
         West Sacramento Property               January 17, 1998
         Cookeville Property                    July 31, 1998
         Hendersonville Property                July 31, 1998
         Lawrence Property                      July 31, 1998
         Nashville Property                     July 31, 1998
         Murfreesboro Property                  August 4, 1998
         Duncan Property                        February 15, 1998
         Fort Walton Beach Property             February 15, 1998
         London Property                        November 17, 1997
         Las Vegas Property                     February 16, 1998

(6) The lessee of the Lexington, Greensboro, Greenville, Jonesville, Kernersville and Kinston Properties is the same unaffiliated lessee.

(7) The lessee of the Newport News and Edgewater Properties is the same unaffiliated lessee.

(8) The lessee of the Houston, Stockbridge, Elk Grove, Lake Jackson, Loveland and Victoria Properties is the same unaffiliated lessee.

(9) The lessee of the Woodland and West Sacramento Properties is the same unaffiliated lessee.

(10) The lessee of the Cookeville, Hendersonville, Lawrence, Nashville and Murfreesboro Properties is the same unaffiliated lessee.

(11) The lessee of the Duncan and Fort Walton Beach Properties is the same unaffiliated lessee.

Item 3.  Bankruptcy or Receivership.

                           Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                           Not applicable.

Item 5.  Other Events.

         On August 20, 1997, the Company's $15 million line of credit was amended and restated to enable the Company to receive advances on a revolving $35,000,000 unsecured line of credit (the "Line of Credit"). Advances under the Line of Credit will bear interest at a rate of LIBOR plus 1.65% or the bank's prime rate, whichever the Company selects at the time of borrowing. Interest only will be repayable monthly until July 31, 1999, at which time all remaining interest and principal shall be due. The Line of Credit will provide for two one-year renewal options. The Company intends to use up to $15 million (including the $4,724,120 outstanding as of August 20, 1997) of the amount available under the Line of Credit to fund Secured Equipment Leases and up to $20 million as short-term financing for the purchase and development of Properties.

Item 6.  Resignation of Registrant's Directors.

                           Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS

                                                                      Page

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of June 30, 1997            31

   Pro Forma Consolidated Statement of Earnings for the
   six months ended June 30, 1997                                      32

   Pro Forma Consolidated Statement of Earnings for the
   year ended December 31, 1996                                        33

   Notes to Pro Forma Consolidated Financial Statements
   for the six months ended June 30, 1997 and the year
   ended December 31, 1996                                             34

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through June 30, 1997, including the receipt of $223,843,177 in gross offering proceeds from the sale of 22,384,318 shares of common stock and the application of such proceeds to purchase 174 properties (including 121 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, eight properties which consist of building only and 44 properties which consist of land only), 33 of which were under construction at June 30, 1997, to provide mortgage financing to the lessees of the 44 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $32,064,182 in gross offering proceeds from the sale of 3,206,418 additional shares of common stock during the period July 1, 1997 through August 21, 1997, and (iii) the application of such funds and $22,386,051 of cash and cash equivalents at June 30, 1997, to purchase 30 additional properties acquired during the period July 1, 1997 through August 21, 1997 (12 of which are under construction and consist of land and building, one property which is under construction and consists of building only and 17 properties which consist of land and building), to pay additional costs for the 33 properties under construction at June 30, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of June 30, 1997, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on June 30, 1997.

         The Pro Forma Consolidated Statements of Earnings for the six months ended June 30, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for six of the properties that were acquired by the Company during the period January 1, 1996 through August 21, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or
(2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through August 21, 1997, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997




                                                                    Pro Forma
            ASSETS                            Historical            Adjustments           Pro Forma
                                              ----------            -----------          -----------

Land and buildings on operating
  leases, less accumulated
  depreciation                             $ 140,983,397         $ 26,717,450 (a)        $167,700,847
Net investment in direct
  financing leases (b)                        22,703,193           14,650,854 (a)          37,354,047
Cash and cash equivalents                     31,097,346          (22,386,051)(a)           8,711,295
Receivables                                      497,307                                      497,307
Mortgage notes receivable                     17,737,107                                   17,737,107
Organization costs, less
  accumulated amortization                        11,682                                       11,682
Loan costs, less accumulated
  amortization                                    23,954                                       23,954
Accrued rental income                            861,703                                      861,703
Other assets                                   1,026,053             (660,586)(a)             365,467
                                            ------------         ------------            ------------

                                            $214,941,742         $ 18,321,667            $233,263,409
                                            ============         ============            ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                              $  4,756,658                                 $  4,756,658
  Accrued interest payable                        26,751                                       26,751
  Accrued construction costs payable          10,524,476        $ (10,524,476)(a)                   -
  Accounts payable and other accrued
    expenses                                     113,317                                      113,317
  Due to related parties                         790,223                                      790,223
  Rents paid in advance                          305,524                                      305,524
  Deferred rental income                       1,005,050               26,353 (a)           1,031,403
  Other payables                                  10,315                                       10,315
                                            ------------         ------------            ------------
      Total liabilities                       17,532,314          (10,498,123)              7,034,191
                                            ------------         ------------            ------------

Minority interest                                286,992                                      286,992
                                            ------------         ------------            ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                                   -                                            -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    78,000,000 shares                                  -                                            -
  Common stock, $.01 par value per
    share.  Authorized 75,000,000
    shares; issued and outstanding
    22,404,318 shares; issued and
    outstanding, as adjusted,
    25,610,736 shares                            224,043               32,064 (a)             256,107
  Capital in excess of par value             198,913,717           28,787,726 (a)         227,701,443
  Accumulated distributions in
    excess of net earnings                    (2,015,324)                                  (2,015,324)
                                            ------------         ------------            ------------
                                             197,122,436           28,819,790             225,942,226
                                            ------------         ------------            ------------

                                            $214,941,742         $ 18,321,667            $233,263,409
                                            ============         ============            ============







See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1997





                                                            Pro Forma
                                       Historical           Adjustments          Pro Forma
                                       ----------          -------------         ---------
Revenues:
  Rental income from
    operating leases                   $4,006,805           $    8,188 (1)       $4,014,993
  Earned income from
    direct financing leases (2)           958,492                                   958,492
  Interest income from
    mortgage notes receivable             815,192                                   815,192
  Other interest and income               934,745               (3,359)(3)          931,386
                                       ----------           ----------           ----------
                                        6,715,234                4,829            6,720,063
                                       ----------           ----------           ----------

Expenses:
  General operating and
    administrative                        481,211                                   481,211
  Professional services                    44,679                                    44,679
  Asset and mortgage management
    fees to related party                 259,256                  873 (4)          260,129
  State and other taxes                   107,863                                   107,863
  Depreciation and amortization           579,404                2,142 (6)          581,546
                                       ----------           ----------           ----------
                                        1,472,413                3,015            1,475,428
                                       ----------           ----------           ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture            5,242,821                1,814            5,244,635

Minority Interest in Income of
  Consolidated Joint Venture              (15,726)                                  (15,726)
                                        ---------           ----------            ---------

Net Earnings                           $5,227,095           $    1,814           $5,228,909
                                       ==========           ==========           ==========

Earnings Per Share of
  Common Stock (7)                     $     0.29                                $     0.29
                                       ==========                                ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      17,826,025                                17,826,025
                                       ==========                                ==========







See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1996




                                                              Pro Forma
                                        Historical           Adjustments          Pro Forma
                                        ----------           -----------          ---------

Revenues:
  Rental income from
    operating leases                    $3,717,886           $   62,167 (1)       $3,780,053
  Earned income from
    direct financing leases (2)            625,492               34,282 (1)          659,774
  Contingent rental income                  13,920                                    13,920
  Interest income from
    mortgage notes receivable            1,069,349                                 1,069,349
  Other interest and income                780,037              (24,826)(3)          755,211
                                        ----------           ----------           ----------
                                         6,206,684               71,623            6,278,307
                                        ----------           ----------           ----------

Expenses:
  General operating and
    administrative                         542,564                                   542,564
  Professional services                     58,976                                    58,976
  Asset and mortgage management
    fees to related party                  251,200                5,435 (4)          256,635
  State and other taxes                     56,184                1,218 (5)           57,402
  Depreciation and amortization            521,871                6,852 (6)          528,723
                                        ----------           ----------           ----------
                                         1,430,795               13,505            1,444,300
                                        ----------           ----------           ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture             4,775,889               58,118            4,834,007

Minority Interest in Income of
  Consolidated Joint Venture               (29,927)                                  (29,927)
                                        ----------           ----------            ----------

Net Earnings                            $4,745,962           $   58,118           $4,804,080
                                        ==========           ==========           ==========

Earnings Per Share of
  Common Stock (7)                      $     0.59                                $     0.60
                                        ==========                                ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                        8,071,670                                 8,071,670
                                        ==========                                ==========



See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $32,064,182 from the issuance of 3,206,418 shares of common stock during the period July 1, 1997 through August 21, 1997, the receipt of $26,353 of rental income during construction (capitalized as deferred rental income), and $22,386,051 of cash and cash equivalents used (i) to acquire 30 properties for $32,532,688 of which one property consists of building only and 29 properties consist of land and building, (ii) to fund estimated construction costs of $17,256,618 ($10,524,476 of which was accrued as construction costs payable at June 30, 1997) relating to 33 wholly-owned properties under construction at June 30, 1997, (iii) to pay acquisition fees of $1,442,888 and reclassify from other assets $660,586 of acquisition fees previously incurred relating to the acquired properties and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $3,244,392, which have been netted against capital in excess of par value.

         The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:



                                                                           Estimated purchase
                                                                            price (including
                                                                            construction and
                                                                             closing costs)     Acquisition fees
                                                                             and additional       allocated to
                                                                           construction costs       property            Total
                                                                           ------------------   ----------------      -----------

         Boston Market in Southlake, TX                                        1,025,712               54,949          1,080,661
         Boston Market in Stafford, TX                                         1,068,222               57,226          1,125,448
         Jack in the Box in Channelview, TX                                    1,007,970               53,998          1,061,968
         Jack in the Box in Garland, TX                                          935,120               50,096            985,216
         KFC in Putnam, CT                                                       794,700               42,573            837,273
         Arby's in Lexington, NC                                                 741,536               39,725            781,261
         Boston Market in Newport News, VA                                     1,002,216               53,690          1,055,906
         IHOP in Houston, TX                                                   1,419,809               76,061          1,495,870
         IHOP in Stockbridge, GA                                               1,392,627               74,605          1,467,232
         Jack in the Box in Woodland, CA                                         962,592               51,568          1,014,160
         Jack in the Box in West Sacramento, CA                                1,072,031               57,430          1,129,461
         Tumbleweed Southwest Mesquite Grill & Bar in Cookeville, TN           1,456,843               78,045          1,534,888
         Tumbleweed Southwest Mesquite Grill & Bar in Hendersonville, TN         739,655               39,624            779,279
         Tumbleweed Southwest Mesquite Grill & Bar in Lawrence, KS             1,433,474               76,794          1,510,268
         Tumbleweed Southwest Mesquite Grill & Bar in Nashville, TN            1,294,917               69,371          1,364,288
         Arby's in Greensboro, NC                                                726,273               38,908            765,181
         Arby's in Greenville, NC                                                726,273               38,907            765,180
         Arby's in Jonesville, NC                                                726,273               38,907            765,180
         Arby's in Kernersville, NC                                              649,000               34,768            683,768
         Arby's in Kinston, NC                                                   712,636               38,177            750,813
         Tumbleweed Southwest Mesquite Grill & Bar in Murfreesboro, TN         1,410,322               75,553          1,485,875
         Boston Market in Edgewater, CO                                          896,187               48,010            944,197
         Golden Corral in Fort Walton Beach, FL                                1,490,657               79,857          1,570,514
         Golden Corral in Duncan, OK                                           1,036,607               55,532          1,092,139
         Ruby Tuesday's in London, KY                                          1,119,970               59,999          1,179,969
         IHOP in Elk Grove, CA                                                 1,535,840               82,278          1,618,118
         IHOP in Lake Jackson, TX                                              1,192,497               63,884          1,256,381
         IHOP in Loveland, CO                                                  1,372,745               73,540          1,446,285
         IHOP in Victoria, TX                                                  1,070,000               57,321          1,127,321
         Shoney's in Las Vegas, NV                                             1,519,984               81,428          1,601,412
         33 wholly owned properties under
           construction at June 30, 1997                                       6,732,142              360,650          7,092,792
                                                                             -----------          -----------        -----------

                                                                             $39,264,830          $ 2,103,474        $41,368,304
                                                                             ===========          ===========        ===========


                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

         Adjustment classified as follows:
             Land and buildings on operating leases           $26,717,450
             Net investment in direct financing leases         14,650,854
                                                              -----------

                                                              $41,368,304
                                                              ===========

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for six of the properties acquired during the period January 1, 1996 through August 21, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.



                                                                                            Date Pro Forma
                                                                   Date placed              Property Became
                                                                   in Service               Operational as
                                                                  By the Company            Rental Property
                                                                  --------------            ---------------
                  Mr. Fable's in Grand
                    Rapids, MI                                       March 1996              January 1996
                  Denny's in McKinney, TX                             June 1996              January 1996
                  Boston Market in Merced, CA                       October 1996               July 1996
                  Boston Market in
                    St. Joseph, MO                                  December 1996              June 1996
                  Burger King in Kent, OH                           February 1997            December 1996
                  Golden Corral in
                    Hopkinsville, KY                              February 19, 1997        February 18, 1996


         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Statement of Earnings - Continued:

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the six months ended June 30, 1997 and the year ended December 31, 1996.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the six months ended June 30, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of
         (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $873,000 and $3,509,000 for the Pro Forma Properties for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the six months ended June 30, 1997 and the year ended December 31, 1996.

Item 8.  Change in Fiscal Year.

                           Not applicable.

                                                     EXHIBITS

                                                        None.
                                     - 37 -

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                        CNL AMERICAN PROPERTIES FUND, INC.


Dated:  September 3, 1997               By:     /s/ Robert A. Bourne
                                                ---------------------
                                                ROBERT A. BOURNE, President